Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

Fax: (441) 292-8675

email: investorrelations@ace.bm

This report is for informational purposes only. It should be read in conjuction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative and other governmental developments, litigation tactics, and credit developments among reinsurers and the Company’s forward-looking statements concerning taxes could be affected by changes in tax laws and regulations. Other factors that could affect forward-looking statements are identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, the Company’s quarterly reports on Form 10-Q and in the Company’s earnings press release, which are available on the Company’s website.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1
	- Consolidated Financial Highlights Excluding A&E and Catastrophe Loss Charges	2

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	3-4
	- Computation of Basic and Diluted Earnings Per Share	5
	- Summary Consolidated Balance Sheets	6
	- Consolidated Premiums by Line of Business	7
	- Consolidating Statement of Operations	8-9

III.	Segment Results
	- Insurance-North American	10
	- Insurance-Overseas General	11
	- Global Reinsurance	12-13
	- Financial Services	14-15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Asbestos and Environmental Reserves	17
	- Reinsurance Recoverable Analysis	18-21
	- Investment Portfolio	22-23
	- Realized and Unrealized Gains (Losses)	24
	- Capital Structure	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26
	- Diluted Book Value per Ordinary Share	27
	- Comprehensive Income	28
	- Glossary	29

ACE Limited Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data and ratios)

(Unaudited)

	Three months ended December 31		% Change 4Q-04 vs. 4Q-03	Year ended December 31		% Change YTD -04 vs. YTD-03
	2004	2003		2004	2003
Gross premiums written	$3,659	$3,668	0%	$16,097	$14,637	10%
Net premiums written	$2,655	$2,573	3%	$11,528	$10,215	13%
Net premiums earned	$2,895	$2,827	2%	$11,136	$9,602	16%
Net investment income	$275	$228	21%	$1,001	$861	16%
Net income	$282	$444	-36%	$1,139	$1,417	-20%
Income excluding net realized gains (losses)(1)	$166	$328	-49%	$988	$1,197	-17%
Comprehensive income	$410	$496	-17%	$1,155	$1,697	-32%
Operating cash flow	$875	$1,586	-45%	$4,953	$4,224	17%

Combined ratio
Loss and loss expense ratio	77.9%	66.8%		70.7%	65.0%
Underwriting and administrative expense ratio	26.1%	25.1%		25.9%	26.5%

Combined ratio	104.0%	91.9%		96.6%	91.5%
Annualized ROE*	6.8%	15.8%		10.7%	15.8%
Annualized ROE, excluding FAS 115*	7.3%	17.3%		11.6%	17.2%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.54	$1.12	-52%	$3.30	$4.21	-22%
Net income	$0.94	$1.53	-39%	$3.83	$5.01	-24%
Diluted book value per ordinary share	$32.48	$29.46	10%	$32.48	$29.46	10%
Diluted tangible book value per ordinary share	$23.63	$20.25	17%	$23.63	$20.25	17%
Weighted average diluted ordinary shares outstanding	286.0	282.6		285.5	275.7
Debt/ total capitalization	16.3%	16.9%		16.3%	16.9%

(1)	See page 26 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited Consolidated Financial Highlights Excluding A&E(1) and Catastrophe Loss Charges (in millions of U.S. dollars, except per share data and ratios) (Unaudited)

	Three months ended December 31, 2004				Three months ended December 31, 2003
	As reported	A&E(1) loss charge	Catastrophe loss charge	Adjusted(3)	As reported	Catastrophe loss charge	Adjusted(3)
Net premiums earned(2)	$2,840	$—	$—	$2,840	$2,779	$—	$2,779
Losses and loss expenses(2)	$2,213	$(465)	$(31)	$1,717	$1,857	$(35)	$1,822
Income tax expense (benefit) (2)	$(28)	$163	$—	$135	$71	$—	$71
Net income	$282	$302	$31	$615	$444	$35	$479
Income excluding net realized gains (losses)(3)	$166	$302	$31	$499	$328	$35	$363

Combined ratio
Loss and loss expense ratio	77.9%	-16.3%	-1.1%	60.5%	66.8%	-1.2%	65.6%
Underwriting and administrative expense ratio	26.1%	0.0%	0.0%	26.1%	25.1%	0.0%	25.1%

Combined ratio	104.0%	-16.3%	-1.1%	86.6%	91.9%	-1.2%	90.7%

Diluted earnings per share
Income excluding net realized gains (losses)(3)	$0.54	$1.06	$0.11	$1.71	$1.12	$0.12	$1.24
Net income	$0.94	$1.06	$0.11	$2.11	$1.53	$0.12	$1.65

	Year ended December 31, 2004				Year ended December 31, 2003
	As reported	A&E(1) loss charge	Catastrophe loss charges	Adjusted(3)	As reported	Catastrophe loss charge	Adjusted(3)
Net premiums earned(2)	$10,916	$—	$11	$10,927	$9,418	$—	$9,418
Losses and loss expenses(2)	$7,714	$(465)	$(499)	$6,750	$6,118	$(112)	$6,006
Income tax expense (benefit) (2)	$276	$163	$73	$512	$278	$7	$285
Net income	$1,139	$302	$437	$1,878	$1,417	$105	$1,522
Income excluding net realized gains (losses)(3)	$988	$302	$437	$1,727	$1,197	$105	$1,302

Combined ratio
Loss and loss expense ratio	70.7%	-4.2%	-4.7%	61.8%	65.0%	-1.2%	63.8%
Underwriting and administrative expense ratio	25.9%	0.0%	-0.1%	25.8%	26.5%	0.0%	26.5%

Combined ratio	96.6%	-4.2%	-4.8%	87.6%	91.5%	-1.2%	90.3%

Diluted earnings per share
Income excluding net realized gains (losses)(3)	$3.30	$1.06	$1.53	$5.89	$4.21	$0.38	$4.59
Net income	$3.83	$1.06	$1.53	$6.42	$5.01	$0.38	$5.39

(1)	Asbestos, environmental and other run-off loss charges (A&E).

(2)	ACE Limited consolidated excluding Life

(3)	See page 26 Non-GAAP Financial Measures.

Financial Highlights (2)	Page 2

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Property and Casualty(1)
Gross premiums written	$3,575	$3,854	$3,969	$4,155	$3,330	15,553	$13,398
Net premiums written	2,574	2,641	2,798	2,979	2,250	10,992	8,991
Net premiums earned	2,744	2,682	2,600	2,370	2,307	10,396	8,317
Losses and loss expenses	2,116	2,118	1,636	1,456	1,429	7,326	5,224
Policy acquisition costs	406	378	381	349	363	1,514	1,280
Administrative expenses	335	321	298	290	295	1,244	1,073

P& C underwriting income (loss)	$(113)	$(135)	$285	$275	$220	$312	$740
Financial Services underwriting income (loss)	(3)	(11)	26	58	4	70	62
Life underwriting income (loss) excluding investment income	11	5	3	3	(2)	22	(16)
Net investment income	275	252	236	238	228	1,001	861
Other (income) expense	—	(21)	6	17	19	2	27
Net realized gains (losses)	128	(33)	43	57	128	195	252
Interest expense	44	48	47	44	44	183	177
Income tax expense	(28)	54	127	123	71	276	278

Net income (loss)	$282	$(3)	$413	$447	$444	$1,139	$1,417

Net realized gains (losses)	128	(33)	43	57	128	195	252
Tax expense on net realized gains (losses)	12	1	10	21	12	44	32

Income excluding net realized gains (losses)(2)	$166	$31	$380	$411	$328	$988	$1,197

% Change versus prior year period(1)
Gross premiums written	7%	17%	22%	18%	13%	16%	21%
Net premiums written	14%	23%	25%	26%	32%	22%	40%
Net premiums earned	19%	25%	27%	31%	41%	25%	50%

Other ratios
Net premiums written/gross premiums written	72%	69%	70%	72%	68%	71%	67%
Effective tax rate on income excluding net realized gains (losses)	-32%	63%	24%	20%	15%	19%	17%

ROE
Annualized ROE*	6.8%	0.9%	16.9%	18.7%	15.8%	10.7%	15.8%
Annualized ROE, excluding FAS 115*	7.3%	0.9%	17.7%	20.4%	17.3%	11.6%	17.2%

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

(2)	See page 26 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses).

Consolidated Results	Page 3

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Combined ratio
Loss and loss expense ratio	77.9%	80.0%	63.1%	60.5%	66.8%	70.7%	65.0%
Policy acquisition cost ratio	14.3%	13.6%	14.3%	14.1%	13.6%	14.1%	14.2%
Administrative expense ratio	11.8%	11.6%	11.3%	12.3%	11.5%	11.8%	12.3%

Combined ratio	104.0%	105.2%	88.7%	86.9%	91.9%	96.6%	91.5%

Property and Casualty (1)

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Combined ratio
Loss and loss expense ratio	77.1%	78.9%	62.9%	61.5%	61.9%	70.5%	62.8%
Policy acquisition cost ratio	14.8%	14.1%	14.6%	14.7%	15.8%	14.6%	15.4%
Administrative expense ratio	12.2%	12.0%	11.5%	12.2%	12.8%	12.0%	12.9%

Combined ratio	104.1%	105.0%	89.0%	88.4%	90.5%	97.1%	91.1%

Large losses and other items
Asbestos, environmental and other run-off losses	$465	$—	$—	$—	$—	$465	$—
Catastrophe and other large losses	$31	$457	$—	$—	$35	$488	$112
Prior period development(2)	$109	$12	$25	$(6)	$14	$140	$121

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

(2)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 4

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended December 31		Year ended December 31
	2004	2003	2004	2003
Numerator
Income excluding net realized gains (losses)(1)	$166	$328	$988	$1,197
Perpetual preferred dividend	(12)	(11)	(45)	(26)
Mezzanine equity dividend	—	—	—	(10)

Income to ordinary shares, excl. net realized gains (losses)	154	317	943	1,161
Net realized gains (losses), net of income tax	116	116	151	220

Net income available to the holders of ordinary shares	$270	$433	$1,094	$1,381

Rollforward of ordinary shares
Ordinary shares - beginning of period	284,112,866	278,480,910	279,897,193	262,679,356
Issued under employee stock purchase plan	45	326	239,776	288,726
Stock (cancelled) granted	(52,375)	(167,902)	790,984	898,869
Issued for option exercises	417,989	1,583,859	3,550,572	4,215,968
Mezzanine equity conversion	—	—	—	11,814,274

Ordinary shares - end of period	284,478,525	279,897,193	284,478,525	279,897,193

Denominator
Weighted average shares outstanding	281,308,706	276,705,797	280,271,225	270,620,114
Effect of other dilutive securities	4,739,358	5,941,845	5,216,629	5,035,855

Adj. wtd. avg. shares outstanding and assumed conversions	286,048,064	282,647,642	285,487,854	275,655,969

Basic earnings per share
Income excluding net realized gains (losses)(1)	$0.55	$1.14	$3.36	$4.29
Net realized gains (losses)	0.41	0.42	0.54	0.81

Net income	$0.96	$1.56	$3.90	$5.10

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.54	$1.12	$3.30	$4.21
Net realized gains (losses)	0.40	0.41	0.53	0.80

Net income	$0.94	$1.53	$3.83	$5.01

(1)	See page 26 Non-GAAP Financial Measures.

Earning per share	Page 5

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	December 31 2004	September 30 2004	June 30 2004	March 31 2004	December 31 2003
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$21,739	$20,791	$18,348	$19,920	$18,645
Equity securities, at fair value	1,229	960	953	539	544
Securities on loan, at fair value	1,038	1,044	1,515	1,183	684
Short-term investments	3,199	3,360	4,040	3,290	2,928
Other investments	1,301	1,228	1,216	643	645

Total investments	28,506	27,383	26,072	25,575	23,446
Cash	534	626	663	614	562
Insurance and reinsurance balances receivable	3,272	3,379	3,567	3,493	2,837
Reinsurance recoverable	15,254	14,268	14,374	14,062	14,081
Deferred policy acquisition costs	944	975	969	1,108	1,005
Prepaid reinsurance premiums	1,320	1,653	1,652	1,578	1,372
Goodwill	2,612	2,612	2,614	2,699	2,711
Deferred tax assets	1,161	1,015	1,115	997	1,090
Other assets	2,739	2,544	2,625	2,352	2,449

Total assets	$56,342	$54,455	$53,651	$52,478	$49,553

Liabilities
Unpaid losses and loss expenses	$31,513	$29,603	$28,224	$27,697	$27,155
Unearned premiums	5,923	6,466	6,555	6,930	6,051
Future policy benefits for life and annuity contracts	509	521	505	496	492
Insurance and reinsurance balances payable	2,308	2,273	2,280	2,145	1,903
Deposit liabilities	343	220	221	217	212
Securities lending collateral	1,059	1,068	1,542	1,208	698
Payable for investments purchased	717	879	726	570	369
Accounts payable, accrued expenses and other liabilities	1,727	1,539	1,496	1,436	1,468
Short-term debt	146	146	546	546	546
Long-term debt	1,849	1,849	1,849	1,349	1,349
Trust preferred securities	412	412	487	487	475

Total liabilities	46,506	44,976	44,431	43,081	40,718

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	9,100	8,871	8,915	8,543	8,115
Accumulated other comprehensive income (AOCI)	736	608	305	854	720

Total shareholders’ equity	9,836	9,479	9,220	9,397	8,835

Total liabilities and shareholders’ equity	$56,342	$54,455	$53,651	$52,478	$49,553

Diluted book value per ordinary share	$32.48	$31.29	$30.46	$31.36	$29.46

Diluted tangible book value per ordinary share	$23.63	$22.44	$21.61	$22.41	$20.25

Consol Bal Sheet	Page 6

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-04	% of Total Consolidated	4Q-03	% of Total Consolidated	% Change 4Q-04 vs. 4Q-03	Full Year 2004	% of Total Consolidated	Full Year 2003	% of Total Consolidated	% Change 2004 vs. 2003
Net premiums written
Property and all other	$725	27%	$734	29%	-1%	$3,439	30%	$3,048	30%	13%
Casualty	1,560	59%	1,285	50%	21%	6,420	55%	4,994	49%	29%
Personal accident	289	11%	231	9%	25%	1,133	10%	949	9%	19%

Total P&C	2,574	97%	2,250	87%	14%	10,992	95%	8,991	88%	22%

Global Re - life	55	2%	47	2%	17%	220	2%	185	2%	19%
Financial Services	26	1%	276	11%	-91%	316	3%	1,039	10%	-70%

Total Consolidated	$2,655	100%	$2,573	100%	3%	$11,528	100%	$10,215	100%	13%

Net premiums earned
Property and all other	$900	31%	$829	29%	9%	$3,350	30%	$2,899	30%	16%
Casualty	1,547	53%	1,230	44%	26%	5,913	53%	4,498	47%	31%
Personal accident	297	10%	248	9%	20%	1,133	10%	920	10%	23%

Total P&C	2,744	94%	2,307	82%	19%	10,396	93%	8,317	87%	25%

Global Re - life	55	2%	48	2%	15%	220	2%	184	2%	20%
Financial Services	96	4%	472	16%	-80%	520	5%	1,101	11%	-53%

Total Consolidated	$2,895	100%	$2,827	100%	2%	$11,136	100%	$9,602	100%	16%

Line of Business	Page 7

ACE Limited Consolidating Statement of Operations Three months ended December 31, 2004 and 2003 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
December 31, 2004
Gross premiums written	$1,898	$1,392	$285	$—	$3,575	$29	$3,604
Net premiums written	1,208	1,087	279	—	2,574	26	2,600
Net premiums earned	1,259	1,126	359	—	2,744	96	2,840
Losses and loss expenses	1,359	547	204	6	2,116	97	2,213
Policy acquisition costs	114	224	68	—	406	—	406
Administrative expenses	135	138	15	47	335	2	337

Underwriting income (loss)	(349)	217	72	(53)	(113)	(3)	(116)
Life underwriting income (includes investment income)	—	—	20	—	20	—	20
Net investment income - property and casualty	129	69	39	—	237	29	266
Other (income) expense	1	15	(1)	—	15	(15)	—
Net realized gains (losses)	32	18	67	(2)	115	13	128
Interest expense	6	—	—	38	44	—	44
Income tax expense (benefit)	(96)	84	12	(32)	(32)	4	(28)

Net income (loss)	(99)	205	187	(61)	232	50	282
Net realized gains (losses)	32	18	67	(2)	115	13	128
Tax expense (benefit) on net realized gains (losses)	5	5	—	—	10	2	12

Income (loss) excluding net realized gains (losses) (1)	$(126)	$192	$120	$(59)	$127	$39	$166

December 31, 2003
Gross premiums written	$1,764	$1,341	$225	$—	$3,330	$289	$3,619
Net premiums written	1,048	982	220	—	2,250	276	2,526
Net premiums earned	991	1,007	309	—	2,307	472	2,779
Losses and loss expenses	660	603	166	—	1,429	428	1,857
Policy acquisition costs	108	197	58	—	363	16	379
Administrative expenses	109	130	17	39	295	24	319

Underwriting income (loss)	114	77	68	(39)	220	4	224
Life underwriting income (includes investment income)	—	—	6	—	6	—	6
Net investment income - property and casualty	103	44	24	(4)	167	53	220
Other (income) expense	8	3	(1)	9	19	—	19
Net realized gains (losses)	24	1	8	3	36	92	128
Interest expense	6	—	—	37	43	1	44
Income tax expense (benefit)	50	24	5	(18)	61	10	71

Net income (loss)	177	95	102	(68)	306	138	444
Net realized gains (losses)	24	1	8	3	36	92	128
Tax expense (benefit) on net realized gains (losses)	—	—	1	—	1	11	12

Income (loss) excluding net realized gains (losses) (1)	$153	$94	$95	$(71)	$271	$57	$328

(1)	See page 26 Non-GAAP Financial Measures.

Segment 2004 Qtr	Page 8

ACE Limited Consolidating Statement of Operations Years ended December 31, 2004 and 2003 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
December 31, 2004
Gross premiums written	$8,124	$5,858	$1,571	$—	$15,553	$320	$15,873
Net premiums written	5,098	4,370	1,524	—	10,992	316	11,308
Net premiums earned	4,678	4,322	1,396	—	10,396	520	10,916
Losses and loss expenses	3,902	2,426	973	25	7,326	388	7,714
Policy acquisition costs	440	803	271	—	1,514	22	1,536
Administrative expenses	482	554	65	143	1,244	40	1,284

Underwriting income (loss)	(146)	539	87	(168)	312	70	382
Life underwriting income (includes investment income)	—	—	55	—	55	—	55
Net investment income - property and casualty	460	233	126	2	821	147	968
Other (income) expense	5	25	(1)	(1)	28	(26)	2
Net realized gains (losses)	124	47	34	7	212	(17)	195
Interest expense	21	—	—	157	178	5	183
Income tax expense (benefit)	68	238	15	(80)	241	35	276

Net income (loss)	344	556	288	(235)	953	186	1,139
Net realized gains (losses)	124	47	34	7	212	(17)	195
Tax expense (benefit) on net realized gains (losses)	22	14	—	—	36	8	44

Income (loss) excluding net realized gains (losses) (1)	$242	$523	$254	$(242)	$777	$211	$988

December 31, 2003
Gross premiums written	$6,895	$5,191	$1,312	$—	$13,398	$1,046	$14,444
Net premiums written	4,015	3,751	1,225	—	8,991	1,039	10,030
Net premiums earned	3,654	3,563	1,100	—	8,317	1,101	9,418
Losses and loss expenses	2,521	2,144	559	—	5,224	894	6,118
Policy acquisition costs	387	682	211	—	1,280	61	1,341
Administrative expenses	402	486	62	123	1,073	84	1,157

Underwriting income (loss)	$344	$251	$268	$(123)	$740	$62	$802
Life underwriting income	—	—	17	—	17	—	17
Net investment income - property and casualty	403	155	87	(19)	626	202	828
Other (income) expense	14	7	(3)	9	27	—	27
Net realized gains (losses)	39	(6)	34	(5)	62	190	252
Interest expense	22	—	—	149	171	6	177
Income tax expense (benefit)	179	79	14	(58)	214	64	278

Net income (loss)	571	314	395	(247)	1,033	384	1,417
Net realized gains (losses)	39	(6)	34	(5)	62	190	252
Tax expense (benefit) on net realized gains (losses)	—	(5)	—	—	(5)	37	32

Income (loss) excluding net realized gains (losses) (1)	$532	$315	$361	$(242)	$966	$231	$1,197

(1)	See page 26 Non-GAAP Financial Measures.

Segment 2004 YTD	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Gross premiums written	$1,898	$2,219	$2,102	$1,905	$1,764	$8,124	$6,895
Net premiums written	1,208	1,349	1,329	1,212	1,048	5,098	4,015
Net premiums earned	1,259	1,234	1,178	1,007	991	4,678	3,654
Losses and loss expenses	1,359	1,010	837	696	660	3,902	2,521
Policy acquisition costs	114	114	111	101	108	440	387
Administrative expenses	135	129	115	103	109	482	402

Underwriting income (loss)	(349)	(19)	115	107	114	(146)	344
Net investment income	129	120	107	104	103	460	403
Other (income) expense	1	(2)	3	3	8	5	14
Net realized gains (losses)	32	9	31	52	24	124	39
Interest expense	6	5	5	5	6	21	22
Income tax expense	(96)	33	69	62	50	68	179

Net income (loss)	(99)	74	176	193	177	344	571
Net realized gains (losses)	32	9	31	52	24	124	39
Tax expense on net realized gains (losses)	5	2	8	7	—	22	—

Income excluding net realized gains (losses) (1)	$(126)	$67	$153	$148	$153	$242	$532

Combined ratio
Loss and loss expense ratio	108.0%	81.8%	71.1%	69.1%	66.6%	83.4%	69.0%
Policy acquisition cost ratio	9.0%	9.3%	9.5%	10.0%	10.9%	9.4%	10.6%
Administrative expense ratio	10.7%	10.5%	9.7%	10.3%	11.1%	10.3%	11.0%

Combined ratio	127.7%	101.6%	90.3%	89.4%	88.6%	103.1%	90.6%

Large losses and other items (before tax)
Asbestos, environmental and other run-off losses	$459	$—	$—	$—	$—	$459	$—
Catastrophe losses (before tax)	$—	$126	$—	$—	$—	$126	$20
Prior period development	$96	$42	$42	$15	$14	$195	$91

% Change versus prior year period
Gross premiums written	8%	22%	28%	14%	8%	18%	13%
Net premiums written	15%	27%	37%	30%	28%	27%	38%
Net premiums earned	27%	25%	28%	34%	34%	28%	48%

Other ratios
Net premiums written/gross premiums written	64%	61%	63%	64%	59%	63%	58%

(1)	See page 26 Non-GAAP Financial Measures.

Insurance-North America	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Gross premiums written	$1,392	$1,292	$1,500	$1,674	$1,341	$5,858	$5,191
Net premiums written	1,087	980	1,105	1,198	982	4,370	3,751
Net premiums earned	1,126	1,086	1,076	1,034	1,007	4,322	3,563
Losses and loss expenses	547	653	625	601	603	2,426	2,144
Policy acquisition costs	224	199	196	184	197	803	682
Administrative expenses	138	139	139	138	130	554	486

Underwriting income	$217	$95	$116	$111	$77	$539	$251
Net investment income	69	61	55	48	44	233	155
Other (income) expense	15	3	4	3	3	25	7
Net realized gains (losses)	18	2	3	24	1	47	(6)
Interest expense	—	—	—	—	—	—	—
Income tax expense	84	42	61	51	24	238	79

Net income	$205	$113	$109	$129	$95	$556	$314
Net realized gains (losses)	18	2	3	24	1	47	(6)
Tax expense (benefit) on net realized gains (losses)	5	1	1	7	—	14	(5)

Income excluding net realized gains (losses) (1)	$192	$112	$107	$112	$94	$523	$315

Combined ratio
Loss and loss expense ratio	48.6%	60.1%	58.1%	58.1%	59.8%	56.1%	60.2%
Policy acquisition cost ratio	19.9%	18.3%	18.2%	17.9%	19.6%	18.6%	19.2%
Administrative expense ratio	12.2%	12.8%	13.0%	13.3%	12.9%	12.8%	13.6%

Combined ratio	80.7%	91.2%	89.3%	89.3%	92.3%	87.5%	93.0%

Large losses and other items
Asbestos, environmental and other run-off losses	$6	$—	$—	$—	$—	$6	$—
Large losses (before tax)	$—	$53	$—	$—	$—	$53	$10
Prior period development	$26	$(8)	$(4)	$(8)	$11	$6	$57

% Change versus prior year period
Gross premiums written	4%	8%	21%	19%	11%	13%	26%
Net premiums written	11%	12%	21%	22%	23%	17%	38%
Net premiums earned	12%	23%	25%	27%	50%	21%	49%

Other ratios
Net premiums written/gross premiums written	78%	76%	74%	72%	73%	75%	72%

(1)	See page 26 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 11

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Property and casualty
Gross premiums written	$285	$343	$367	$576	$225	$1,571	$1,312
Net premiums written	279	312	364	569	220	1,524	1,225
Net premiums earned	359	362	346	329	309	1,396	1,100
Losses and loss expenses	204	436	174	159	166	973	559
Policy acquisition costs	68	65	74	64	58	271	211
Administrative expenses	15	16	15	19	17	65	62

P&C underwriting income (loss)	72	(155)	83	87	68	87	268

Life
Gross premiums written	55	60	56	53	49	224	193
Net premiums written	55	59	55	51	47	220	185
Net premiums earned	55	60	54	51	48	220	184
Losses and loss expenses	38	48	44	42	44	172	181
Policy acquisition costs	5	6	6	5	5	22	16
Administrative expenses	1	1	1	1	1	4	3
Net investment income	9	8	8	8	8	33	33

Life underwriting income	20	13	11	11	6	55	17
Total underwriting income (loss)	92	(142)	94	98	74	142	285
Net investment income - property and casualty	39	31	29	27	24	126	87
Other (income) expense	(1)	—	—	—	(1)	(1)	(3)
Net realized gains (losses)	67	(35)	12	(10)	8	34	34
Interest expense	—	—	—	—	—	—	—
Income tax expense	12	(1)	1	3	5	15	14

Net income (loss)	187	(145)	134	112	102	288	395
Net realized gains (losses)	67	(35)	12	(10)	8	34	34
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	1	—	—

Income (loss) excluding net realized gains (losses) (1)	$120	$(110)	$122	$122	$95	$254	$361

P&C combined ratio
Loss and loss expense ratio	57.0%	120.2%	50.2%	48.5%	53.9%	69.7%	50.9%
Policy acquisition cost ratio	19.0%	18.0%	21.4%	19.4%	18.9%	19.4%	19.2%
Administrative expense ratio	4.0%	4.5%	4.5%	5.6%	5.5%	4.6%	5.6%

P&C combined ratio	80.0%	142.7%	76.1%	73.5%	78.3%	93.7%	75.7%

Large losses and other items
Large losses (before tax)	$31	$278	$—	$—	$35	$309	$82
Prior period development	$(13)	$(22)	$(13)	$(13)	$(11)	$(61)	$(27)

(1)	See page 26 Non-GAAP Financial Measures.

Global Reinsurance	Page 12

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance - Property & Casualty

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
% Change versus prior year period
Gross premiums written	27%	24%	5%	25%	99%	20%	48%
Net premiums written	27%	44%	6%	28%	134%	24%	58%
Net premiums earned	16%	32%	29%	33%	42%	27%	62%

Other ratios
Net premiums written/gross premiums written	98%	91%	99%	99%	98%	97%	93%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$64	$76	$60	$126	$63	$326	$343
Tempest USA	204	205	224	253	148	886	528
Tempest Bermuda	17	62	83	197	14	359	441

Total	$285	$343	$367	$576	$225	$1,571	$1,312

Net premiums written
Tempest Europe	$61	$74	$54	$122	$53	$311	$314
Tempest USA	204	204	224	252	148	884	523
Tempest Bermuda	14	34	86	195	19	329	388

Total	$279	$312	$364	$569	$220	$1,524	$1,225

Net premiums earned
Tempest Europe	$76	$77	$75	$75	$72	$303	$259
Tempest USA	204	194	189	169	138	756	463
Tempest Bermuda	79	91	82	85	99	337	378

Total	$359	$362	$346	$329	$309	$1,396	$1,100

Net premiums written/gross premiums written
Tempest Europe	95%	97%	90%	97%	84%	95%	92%
Tempest USA	100%	100%	100%	100%	100%	100%	99%
Tempest Bermuda	82%	55%	104%	99%	136%	92%	88%

Total NPW/GPW	98%	91%	99%	99%	98%	97%	93%

Global Reinsurance 2	Page 13

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Financial Services

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	FullYear 2004	Full Year 2003
Gross premiums written	$29	$68	$15	$208	$289	$320	$1,046
Net premiums written	26	68	14	208	276	316	1,039
Net premiums earned	96	111	134	179	472	520	1,101
Losses and loss expenses	97	116	89	86	428	388	894
Policy acquisition costs	—	2	9	11	16	22	61
Administrative expenses	2	4	10	24	24	40	84

Underwriting income (loss)	(3)	(11)	26	58	4	70	62
Net investment income	29	29	36	53	53	147	202
Other (income) expense	(15)	(22)	—	11	—	(26)	—
Net realized gains (losses)	13	(3)	(32)	5	92	(17)	190
Interest expense	—	2	1	2	1	5	6
Income tax expense	4	—	11	20	10	35	64

Net income	50	35	18	83	138	186	384
Net realized gains (losses)	13	(3)	(32)	5	92	(17)	190
Tax expense (benefit) on net realized gains (losses)	2	(2)	1	7	11	8	37

Income excluding net realized gains (losses) (1)	$39	$36	$51	$85	$57	$211	$231

Combined ratio
Loss and loss expense ratio	101.3%	104.7%	66.1%	48.0%	90.6%	74.6%	81.2%
Policy acquisition cost ratio	-0.1%	2.3%	7.0%	5.9%	3.2%	4.3%	5.5%
Administrative expense ratio	1.8%	2.7%	7.5%	13.7%	5.1%	7.5%	7.7%

Combined ratio	103.0%	109.7%	80.6%	67.6%	98.9%	86.4%	94.4%

Large losses and other items
Loss portfolio transfers(2)	$8	$19	$—	$—	$270	$27	$274
Large losses (before tax)	$—	$11	$—	$—	$—	$11	$—
Prior period development	$(8)	$(14)	$(5)	$(2)	$44	$(29)	$43

% Change versus prior year period
Gross premiums written	-90%	-36%	-87%	-61%	21%	-69%	-32%
Net premiums written	-91%	-35%	-89%	-60%	21%	-70%	-31%
Net premiums earned	-80%	-46%	-38%	-14%	62%	-53%	-2%

Other ratios
Net premiums written/gross premiums written	90%	100%	93%	100%	96%	99%	99%

(1)	See page 26 Non-GAAP Financial Measures.

(2)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

Financial Services	Page 14

ACE Limited Financial Services Sale of Assured Guaranty (in millions of U.S. dollars) (Unaudited)

Sale of Assured Guaranty Ltd.

On April 28, 2004, the Company completed the sale of 65.3 percent of its financial and mortgage guaranty reinsurance and insurance businesses (transferred business) through the initial public offering (IPO) of 49 million common shares of Assured Guaranty Ltd. (Assured Guaranty) at $18.00 per share. Assured Guaranty was incorporated in Bermuda in August 2003 for the sole purpose of becoming a holding company for the transferred business.

Pursuant to the completion of the IPO on April 28, 2004, the Company received proceeds, net of related offering costs, of approximately $835 million. Also, in the fourth quarter of 2004 the Company accrued $5.4 million in realized gains on sale related to the 338(h)(10) tax election entered into with Assured Guaranty as part of the IPO transaction. The transaction resulted in a pre-tax loss of $1.3 million, that reduces net realized gains in the consolidated income statement, and an after-tax loss of $14.6 million, which consists of the following:

Loss on sale of financial and mortgage guaranty businesses	$(44.3)
Income tax expense	13.3

After tax reduction in book value	(57.6)
Realization of accumulated other comprehensive income on companies sold	43.0

After tax loss	$(14.6)

A description of each component of the loss is as follows:

•	The loss on the sale of the financial and mortgage guaranty businesses of $44.3 million represents the difference between the carrying value of the Company’s interest in Assured Guaranty sold and net proceeds of the Offering of $49.7 million and $5.4 million of income relating to the tax election.

•	Income tax expense of $13.3 million principally relates to $11.4 million of federal income taxes incurred from the transfer of ACE’s U.S. financial and mortgage guaranty operations to Assured Guaranty and attributed to the Assured Guaranty shares sold by the Company. The income tax expense results from a higher basis in the assets of the transferred subsidiaries for financial reporting purposes compared to the corresponding tax basis. In connection with its sale and pursuant to a tax allocation agreement, Assured Guaranty will make a tax election that will have the effect of increasing the tax basis of tangible and intangible assets to fair value. Future tax benefits that Assured Guaranty derives from this election (338(h)(10)) will be payable to ACE and recognized by ACE when realized by Assured Guaranty. In the fourth quarter the Company received $5.4 million related to this election and recorded tax expense of $1.9 million.

•	The realization of accumulated other comprehensive income on companies sold of $43.0 million principally relates to the unrealized appreciation of available-for-sale securities included in the carrying value of the interest in Assured Guaranty sold; such gains had no effect on shareholders’ equity.

Financial Services 2	Page 15

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,832	$6,798	$9,034	$8,483	$6,199	$2,284
Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	24,636	13,136	11,500	16,366	7,025	9,341	8,270	6,111	2,159

Losses and loss expenses incurred	2,511	1,052	1,459	2,463	1,020	1,443	48	32	16
Losses and loss expenses paid	(2,415)	(1,357)	(1,058)	(1,964)	(1,134)	(830)	(451)	(223)	(228)
Other (incl. foreign exch. revaluation)	208	123	85	208	123	85	—	—	—

Balance at June 30, 2003	24,940	12,954	11,986	17,073	7,034	10,039	7,867	5,920	1,947

Losses and loss expenses incurred	2,552	1,033	1,519	2,472	977	1,495	80	56	24
Losses and loss expenses paid	(1,833)	(863)	(970)	(1,557)	(663)	(894)	(276)	(200)	(76)
Other (incl. foreign exch. revaluation)	(22)	(19)	(3)	(12)	(19)	7	(10)	—	(10)

Balance at September 30, 2003	25,637	13,105	12,532	17,976	7,329	10,647	7,661	5,776	1,885

Losses and loss expenses incurred	2,812	956	1,856	2,779	932	1,847	33	24	9
Losses and loss expenses paid	(1,810)	(1,104)	(706)	(1,433)	(797)	(636)	(377)	(307)	(70)
Other (incl. foreign exch. revaluation) (2)	516	235	281	513	235	278	3	—	3

Balance at December 31, 2003	27,155	13,192	13,963	19,835	7,699	12,136	7,320	5,493	1,827

Losses and loss expenses incurred	2,298	756	1,542	2,256	724	1,532	42	32	10
Losses and loss expenses paid	(1,873)	(781)	(1,092)	(1,652)	(545)	(1,107)	(221)	(236)	15
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—	—	—

Balance at March 31, 2004	27,697	13,277	14,420	20,556	7,988	12,568	7,141	5,289	1,852

Losses and loss expenses incurred	2,452	727	1,725	2,482	761	1,721	(30)	(34)	4
Losses and loss expenses paid	(1,692)	(593)	(1,099)	(1,401)	(399)	(1,002)	(291)	(194)	(97)
Other (incl. foreign exch. revaluation) (3)	(233)	166	(399)	(233)	166	(399)	—	—	—

Balance at June 30, 2004	$28,224	$13,577	$14,647	$21,404	$8,516	$12,888	$6,820	$5,061	$1,759

Losses and loss expenses incurred	3,310	1,076	2,234	3,281	1,058	2,223	29	18	11
Losses and loss expenses paid	(1,958)	(1,079)	(879)	(1,750)	(754)	(996)	(208)	(325)	117
Other (incl. foreign exch. revaluation)	27	48	(21)	(396)	(375)	(21)	423	423	—

Balance at September 30, 2004	$29,603	$13,622	$15,981	$22,539	$8,445	$14,094	$7,064	$5,177	$1,887

Losses and loss expenses incurred	3,727	1,514	2,213	2,687	1,090	1,597	1,040	424	616
Losses and loss expenses paid	(2,348)	(987)	(1,361)	(2,239)	(939)	(1,300)	(109)	(48)	(61)
Other (incl. foreign exch. revaluation)	531	188	343	244	(141)	385	287	329	(42)

Balance at December 31, 2004	$31,513	$14,337	$17,176	$23,231	$8,455	$14,776	$8,282	$5,882	$2,400

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	Other includes approximately $220 million of gross losses and $140 million of reinsurance recoverable related to ACE increasing its participation in the Lloyds syndicate to 100%.

(3)	Other includes reductions in reserves related to the sale of Assured Guaranty Ltd.

Loss Reserve Rollforward	Page 16

ACE Limited Asbestos and Environmental Reserves (in millions of U.S. dollars) (Unaudited)

	Asbestos			Asbestos- December 31, 2004*
	Gross	Ceded	Net	Gross 3 year survival ratio	Gross 1 year survival ratio
Balance at December 31, 2003 (1)	$3,067	$2,769	$298	13.0	12.0
Prior period development	—	—	—
Losses and loss expenses paid (2)	(96)	(101)	5
Foreign exchange revaluation	21	11	10

Balance at March 31, 2004	$2,992	$2,679	$313

Prior period development	6	4	2
Losses and loss expenses paid (2)	(138)	(120)	(18)
Foreign exchange revaluation	(7)	2	(9)

Balance at June 30, 2004	$2,853	$2,565	$288

Prior period development	—	—	—
Losses and loss expenses paid (2)	(66)	(52)	(14)
Foreign exchange revaluation and other	(16)	(16)	—

Balance at September 30, 2004	$2,771	$2,497	$274

Prior period development	1,061	635	426
Losses and loss expenses paid (2)	(26)	(35)	9
Foreign exchange revaluation and other	105	91	14

Balance at December 31, 2004	$3,911	$3,188	$723

	Environmental & Other Latent Exposures
	Gross	Ceded	Net

Balance at December 31, 2003	$1,205	$978	$227
Prior period development	—	—	—
Losses and loss expenses paid (2)	(47)	(48)	1
Foreign exchange revaluation	3	1	2

Balance at March 31, 2004	$1,161	$931	$230

Prior period development	—	—	—
Losses and loss expenses paid (2)	(56)	(52)	(4)
Foreign exchange revaluation	(3)	(1)	(2)

Balance at June 30, 2004	$1,102	$878	$224

Prior period development	—	—	—
Losses and loss expenses paid (2)	(38)	(39)	1
Foreign exchange revaluation	—	—	—

Balance at September 30, 2004	$1,064	$839	$225

Prior period development	38	9	29
Losses and loss expenses paid (2)	(47)	(48)	1
Foreign exchange revaluation	—	—	—

Balance at December 31, 2004	$1,055	$800	$255

(1)	Reclassification of asbestos claims from other lines of business for comparative purposes.

(2)	Reclassification of losses paid in quarter 1, 2 and 3 for cash received from NICO.

*	The survival ratios are adversely affected by the timing of certain previously agreed upon settlements. These payments were anticipated in our 2004 asbestos study.

Loss Reserves - A&E	Page 17

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2004	September 30 2004	June 30 2004	March 31 2004	December 31 2003
Reinsurance recoverable on paid losses & loss expenses
Active operations	$789	$884	$932	$898	$835
Brandywine	398	502	478	405	419
Westchester	24	23	28	26	23

Total	$1,211	$1,409	$1,438	$1,329	$1,277

Reinsurance recoverable on unpaid losses & loss expenses
Active operations(1)	$9,465	$9,049	$9,397	$8,954	$8,494
Brandywine	4,789	4,357	4,013	4,203	4,729
Westchester	717	482	525	539	541

Total	$14,971	$13,888	$13,935	$13,696	$13,764

Gross reinsurance recoverable
Active operations	$10,254	$9,933	$10,329	$9,852	$9,329
Brandywine(1)	5,187	4,859	4,491	4,608	5,148
Westchester	741	505	553	565	564

Total	$16,182	$15,297	$15,373	$15,025	$15,041

Bad debt reserve
Active operations	$(547)	$(625)	$(634)	$(590)	$(562	)(2)
Brandywine	(341)	(379)	(336)	(344)	(369	)(2)
Westchester	(40)	(25)	(29)	(29)	(29)

Total	$(928)	$(1,029)	$(999)	$(963)	$(960)

Net reinsurance recoverable
Active operations	$9,707	$9,308	$9,695	$9,262	$8,767
Brandywine	4,846	4,480	4,155	4,264	4,779
Westchester	701	480	524	536	535

Total	$15,254	$14,268	$14,374	$14,062	$14,081

(1)	Reclassification of cash received from NICO from Active operations recoverable on paid losses to Brandywine recoverable on unpaid losses in 1st, 2nd and 3rd quarters.

(2)	Reclassification of prior year bad debt provision from Brandywine to Active operations for comparative purposes.

Reinsurance Recoverable	Page 18

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	September 30, 2004
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$4,762	$90	1.9%
Other reinsurers balances >$20 million	2,312	70	3.0%
Other reinsurers balances <$20 million	830	92	11.1%
Mandatory pools and government agencies	661	3	0.5%
Captives	931	1	0.1%
Other(1)	437	369	84.4%

Total	$9,933	$625	6.3%

At September 30, 2004, $7.2 billion of the active operations’ recoverables were from rated reinsurers, of which 83.7% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $2.6 billion, of which $1.6 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AGRI General Ins Co	Hartford Insurance Group
Berkshire Hathaway Insurance Group	AIOI Insurance	Independence Blue Cross (Amerihealth)
CIGNA	Allied World Assurance	Liberty Mutual Insurance Companies
Electric Insurance Company	Arch Capital	Overseas Partners Ltd
GE Insurance Solutions	Aspen Insurance Holdings Ltd	Partner Re
HDI Haftpflichtverband Der Deutschen Industrie VAG	AXA	Platinum Underwriters
Lloyd’s of London	Chubb Insurance Group	Renaissance Re Holdings Ltd
Munich Re	CNA Insurance Companies	Royal & Sun Alliance Insurance Group
Swiss Re Group	DaimlerChrysler Insurance Company	SCOR Group
XL Capital Group	Endurance Specialty	Sompo Japan
	Equitas	St. Paul Travelers Companies
	Everest Re Group	Toa Reinsurance Company
	Fairfax Financial	White Mountains Insurance Group
	Federal Crop Insurance Corp	WR Berkley Corp
	FM Global Group	Zurich Financial Services Group
Gerling Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Rein Rec-Active	Page 19

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	September 30, 2004
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$7,871	$106	1.3%
Other reinsurers balances > $20 million	3,158	142	4.5%
Other reinsurers balances < $20 million	1,246	113	9.1%
Mandatory pools and government agencies	689	3	0.4%
Structured settlements	424	2	0.5%
Captives	945	1	0.1%
Other	964	662	68.7%

Total	$15,297	$1,029	6.7%

At September 30, 2004, $11.0 billion of consolidated recoverables were from rated reinsurers, of which 87.7% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AGRI General Ins Co	Gerling Group
Berkshire Hathaway Insurance Group	AIOI Insurance	Hartford Insurance Group
CIGNA	Allianz Group	Independence Blue Cross (Amerihealth)
Equitas	Allied World Assurance	IRB - Brasil Resseguros S.A.
GE Insurance Solutions	Arch Capital	Liberty Mutual Insurance Companies
HDI Haftpflichtverband Der Deutschen Industrie VAG	Aspen Insurance Holdings Ltd	Millea Holdings
Lloyd’s of London	AVIVA	Overseas Partners Ltd
Munich Re	AXA	Partner Re
Swiss Re Group	Chubb Insurance Group	Platinum Underwriters
XL Capital Group	CNA Insurance Companies	Renaissance Re Holdings Ltd
	Constellation Rein Co	Royal & Sun Alliance Insurance Group
	Converium Group	SCOR Group
	DaimlerChrysler Insurance Company	Sompo Japan
	Dominion Ins. Co. Ltd	St. Paul Travelers Companies
	Electric Insurance Company	Toa Reinsurance Company
	Endurance Specialty	Trenwick Group
	Everest Re Group	White Mountains Insurance Group
	Fairfax Financial	WR Berkley Corp
	Federal Crop Insurance Corp	Zurich Financial Services Group
FM Global Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Rein Rec-Consolidated	Page 20

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2003	$730	$547	$1,277
Bad debt reserve at 12/31/03	45	358	403
% of gross	6.2%	65.4%	31.6%

Net balance at December 31, 2003	$685	$189	$874

Gross balance at March 31, 2004	$713	$616	$1,329
Bad debt reserve at 3/31/04	44	378	422
% of gross	6.2%	61.4%	31.8%

Net balance at March 31, 2004	$669	$238	$907

Gross balance at June 30, 2004	$728	$710	$1,438
Bad debt reserve at 6/30/04	36	405	441
% of gross	4.9%	57.0%	30.7%

Net balance at June 30, 2004	$692	$305	$997

Gross balance at September 30, 2004	$732	$677	$1,409
Bad debt reserve at 9/30/04	46	382	428
% of gross	6.3%	56.4%	30.4%

Net balance at September 30, 2004	$686	$295	$981

Gross balance at December 31, 2004	$567	$644	$1,211
Bad debt reserve at 12/31/04	30	279	309
% of gross	5.3%	43.3%	25.5%

Net balance at December 31, 2004	$537	$365	$902

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

Note:	Quarter 1, 2 and 3 balances have been restated for NICO cash received now classified as recoverable on unpaid losses.

Reinsurance Recoverable 4	Page 21

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31 2004	September 30 2004	June 30 2004	March 31 2004	December 31 2003
Market Value
Fixed maturities	$21,739	$20,791	$18,348	$19,920	$18,645
Securities on loan	1,038	1,044	1,515	1,183	684
Short-term investments	3,199	3,360	4,040	3,290	2,928
Cash	534	626	663	614	562

Total	$26,510	$25,821	$24,566	$25,007	$22,819

Asset Allocation by Market Value
Treasury	$1,536	$1,491	$1,773	$1,491	$1,715
Agency	1,527	1,506	1,217	1,723	1,512
Corporate	7,566	7,418	6,809	7,201	6,304
Mortgage-backed securities	5,010	4,940	4,405	4,536	3,894
Asset-backed securities	1,217	958	832	800	737
Municipal	566	591	623	1,498	1,445
Non-US	5,376	4,955	4,203	3,854	3,723
Cash & cash equivalent	3,712	3,962	4,704	3,904	3,489

Total	26,510	$25,821	$24,566	$25,007	$22,819

Credit Quality by Market Value
AAA	$13,800	$13,250	$12,780	$13,211	$12,315
AA	4,247	4,146	4,159	4,200	3,389
A	4,336	4,378	3,901	3,847	3,534
BBB	2,269	2,248	2,048	2,002	1,783
BB	774	752	664	653	709
B	1,041	994	973	1,045	1,029
Other	43	53	41	49	60

Total	26,510	$25,821	$24,566	$25,007	$22,819

Cost/Amortized Cost
Fixed maturities	$21,296	$20,325	$18,226	$19,129	$18,006
Securities on loan	997	1,000	1,488	1,113	650
Short term investments	3,199	3,360	4,040	3,290	2,928
Cash	534	626	663	614	562

Subtotal	26,026	25,311	24,417	24,146	22,146
Equity securities	1,039	849	846	414	401
Other investments	1,205	1,159	1,143	595	602

Total	28,270	$27,319	$26,406	$25,155	$23,149

Avg. duration of fixed maturities, adj. for int. rate swaps	3.4 years	3.4 years	3.6 years	3.4 years	3.4 years
Avg. market yield of fixed maturities	4.1%	4.0%	4.6%	3.6%	4.0%
Avg. credit quality	AA	AA	AA	AA	AA

Investments	Page 22

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments excluding Assured Guaranty						Including Assured Guaranty (Single Name Credit Default Swaps)
December 31, 2004		September 30, 2004		June 30, 2004		(Restated) March 31, 2004
General Electric Co	$254	Citigroup Inc	$225	HSBC Holdings Plc	$187	HSBC Holdings Plc	$200
Citigroup Inc	234	HSBC Holdings Plc	219	Citigroup Inc	174	General Electric	195
HSBC Holdings Plc	211	General Electric	219	General Electric	167	Citigroup Inc	166
JP Morgan Chase & Co	147	JP Morgan Chase & Co.	148	General Motors	130	Goldman Sachs Group Inc	123
General Motors Corp	135	General Motors	131	Goldman Sachs Group Inc	124	Morgan Stanley	117
Bank of America Corp	131	Goldman Sachs Group Inc	130	Bank of America Corp	121	General Motors	114
Wells Fargo & Co	128	Morgan Stanley	124	Morgan Stanley	114	Bank of America Corp	106
Morgan Stanley	123	Bank of America Corp	121	JP Morgan Chase & Co.	102	Ford Motor Co	89
Verizon Communications Inc	109	Wells Fargo & Co.	108	Ford Motor Co	100	Verizon Communications	83
American International Group	105	Ford Motor Co	104	Verizon Communications	91	Vodafone Group PLC	82

Investments 2	Page 23

ACE Limited Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2004			Year ended December 31, 2004
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$45	$(26)	$19	$112	$(195)	$(83)
Interest rate swaps	(1)	—	(1)	8	—	8
Equity securities	9	80	89	84	54	138
Equity and fixed income derivatives	11	—	11	25	—	25
Foreign exchange gains (losses)	3	—	3	1	—	1
Other	—	26	26	(21)	52	31

Total inv. portfolio gains (losses)	67	80	147	209	(89)	120
Other FAS 133 adjustments	61	—	61	(14)	—	(14)

Total gains (losses)	128	80	208	195	(89)	106
Income tax expense (benefit)	12	7	19	44	(39)	5

Net gains (losses)	$116	$73	$189	$151	$(50)	$101

(1)	The quarter includes impairments of $3M for fixed maturities, $4M for equities and $2M for other investments. Year to date includes impairments for $18M for fixed maturities, $9M for equities and $12M for other investments.

	Three months ended December 31, 2003			Year ended December 31, 2003
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$23	$(68)	$(45)	$100	$22	$122
Interest rate swaps	3	—	3	(6)	—	(6)
Equity securities	12	49	61	(41)	189	148
Equity and fixed income derivatives	12	—	12	40	—	40
Foreign exchange gains (losses)	3	—	3	21	—	21
Other	(12)	3	(9)	(25)	12	(13)

Total inv. portfolio gains (losses)	41	(16)	25	89	223	312
Other FAS 133 adjustments	87	—	87	163	—	163

Total gains (losses)	128	(16)	112	252	223	475
Income tax expense (benefit)	12	(13)	(1)	32	15	47

Net gains (losses)	$116	$(3)	$113	$220	$208	$428

(2)	The quarter includes impairments of $4M for fixed maturities and $2M for equities and $9M for other. Year to date includes impairments of $29M for fixed maturities and $63M for equities and $29M for other.

Investment Gains (Losses)	Page 24

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	December 31 2004	September 30 2004	June 30 2004	March 31 2004	December 31 2003	December 31 2002
Total short-term debt	$146	$146	$546	$546	$546	$146
Total long-term debt	$1,849	$1,849	1,849	1,349	1,349	1,749

Total debt	1,995	1,995	2,395	1,895	1,895	1,895
Total trust preferreds	412	412	487	487	475	475
Mezzanine equity (1)	—	—	—	—	—	311
Perpetual preferred (2)	557	557	557	557	557	—
Ordinary shareholders’ equity	9,279	8,922	8,663	8,840	8,278	6,389

Total shareholders’ equity	$9,836	$9,479	$9,220	$9,397	$8,835	$6,389

Total capitalization	$12,243	$11,886	$12,102	$11,779	$11,205	$9,070
Tangible shareholders’ equity (3)	$7,224	$6,867	$6,606	$6,698	$6,124	$3,672

Leverage ratios
Debt/ total capitalization	16.3%	16.8%	19.8%	16.1%	16.9%	20.9%
Debt plus trust preferreds/ total capitalization	19.7%	20.3%	23.8%	20.2%	21.2%	26.1%
Debt/ tangible equity	27.6%	29.1%	36.3%	28.3%	30.9%	51.6%
Debt plus trust preferreds and mezzanine equity/ tangible equity	33.3%	35.1%	43.6%	35.6%	38.7%	73.0%
Debt plus total preferred stock/ total capitalization	24.2%	24.9%	28.4%	25.0%	26.1%	26.1%

(1)	The FELINE PRIDES converted in the second quarter of 2003.

(2)	Preferred shares $575 million, net of issuance costs $18 million.

(3)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 25

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 27.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) on investments and the tax benefit (expense) on net realized gains (losses) on investments. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Net income (loss), as reported	$282	$(3)	$413	$447	$444	$1,139	$1,417
Net realized gains (losses)	128	(33)	43	57	128	195	252
Tax expense on net realized gains (losses)	12	1	10	21	12	44	32

Income excluding net realized gains (losses)	$166	$31	$380	$411	$328	$988	$1,197

Reconciliation Non-GAAP	Page 26

ACE Limited Diluted Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	December 31 2004	September 30 2004	June 30 2004	March 31 2004	December 31 2003
Shareholders’ equity	$9,836	$9,479	$9,220	$9,397	$8,835
Net proceeds from assumed conversions of options	312	315	331	622	390
Proceeds from issuance of preferred shares	(557)	(557)	(557)	(557)	(557)

Numerator for diluted book value per share calculation	9,591	9,237	8,994	9,462	8,668
Less: goodwill	2,612	2,612	2,614	2,699	2,711

Numerator for diluted tangible book value per share	$6,979	$6,625	$6,380	$6,763	$5,957

Ordinary shares outstanding - end of period	284,478,525	284,112,866	283,604,445	282,714,909	279,897,193
Shares issued from assumed conversions of options	10,830,932	11,061,417	11,670,422	18,951,480	14,305,419

Denominator for diluted and diluted tangible book value	295,309,457	295,174,283	295,274,867	301,666,389	294,202,612

Book value per ordinary share	$32.62	$31.40	$30.55	$31.27	$29.57
Diluted book value per ordinary share	$32.48	$31.29	$30.46	$31.36	$29.46
Diluted tangible book value per ordinary share	$23.63	$22.44	$21.61	$22.41	$20.25

Reconciliation Book Value	Page 27

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

	4Q-04	3Q-04	2Q-04	1Q-04	4Q-03	Full Year 2004	Full Year 2003
Consolidated Statement of Comprehensive Income
Net income (loss)	$282	$(3)	$413	$447	$444	$1,139	$1,417
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	176	393	(622)	236	3	183	304
Reclassification adjustment for net realized gains (losses) included in net income	(96)	(32)	(83)	(61)	(19)	(272)	(81)
Cumulative translation adjustment	128	21	(24)	2	62	127	144
Minimum pension liability adjustment	(45)	3	1	(2)	8	(43)	(54)
Income tax (expense) benefit related to other comprehensive income items	(35)	(83)	180	(41)	(2)	21	(33)

Other comprehensive income (loss)	128	302	(548)	134	52	16	280

Comprehensive income (loss)	$410	$299	$(135)	$581	$496	$1,155	$1,697

Comprehensive Income	Page 28

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders' equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, mezzanine equity, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 29